UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22049

International Income Portfolio

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2021

Date of Reporting Period

Item 1. Reports to Stockholders

International Income Portfolio

October 31, 2021

Portfolio of Investments

Foreign Corporate Bonds — 3.6%
Security		Principal Amount (000’s omitted)	Value

Iceland — 3.6%

Arion Banki HF, 6.00%, 4/12/24 (1)	ISK	100,000	$812,955

Islandsbanki HF, 6.40%, 10/26/23	ISK	40,000	325,444

Landsbankinn HF, 5.00%, 11/23/23 (1)	ISK	120,000	954,784

Total Iceland			$2,093,183

Total Foreign Corporate Bonds (identified cost $2,163,018)			$2,093,183

Sovereign Government Bonds — 49.9%

Australia — 6.6%

Australian Capital Territory, 1.25%, 5/22/25 (1)	AUD	2,350	$1,752,421

New South Wales Treasury Corp., 4.00%, 5/20/26 (1)	AUD	2,500	2,069,533

Total Australia			$3,821,954

China — 4.8%

China Development Bank, 3.30%, 3/3/26	CNY	17,750	$2,799,509

Total China			$2,799,509

Egypt — 2.5%

Arab Republic of Egypt, 8.875%, 5/29/50 (1)	USD	600	$567,123

Egypt Government Bond, 14.483%, 4/6/26	EGP	14,034	903,118

Total Egypt			$1,470,241

Iceland — 0.1%

Republic of Iceland, 5.00%, 11/15/28	ISK	3,916	$32,135

Total Iceland			$32,135

India — 1.6%

Export-Import Bank of India, 2.25%, 1/13/31 (1)	USD	1,000	$935,471

Total India			$935,471

Indonesia — 7.5%

Indonesia Government Bond:

6.50%, 2/15/31	IDR	12,100,000	$875,419

7.00%, 9/15/30	IDR	20,324,000	1,512,017

7.50%, 6/15/35	IDR	20,754,000	1,552,064

Indonesia Government International Bond, 3.85%, 10/15/30	USD	375	417,738

Total Indonesia			$4,357,238

Security		Principal Amount (000’s omitted)	Value

Ivory Coast — 0.7%

Ivory Coast Government International Bond, 6.625%, 3/22/48 (1)	EUR	350	$404,582

Total Ivory Coast			$404,582

Malaysia — 3.0%

Malaysia Government Bond, 3.726%, 3/31/26	MYR	7,000	$1,732,974

Total Malaysia			$1,732,974

Mongolia — 0.4%

Mongolia Government International Bond, 5.125%, 4/7/26 (1)	USD	200	$207,862

Total Mongolia			$207,862

New Zealand — 4.3%

New Zealand Government Bond:

2.75%, 5/15/51	NZD	420	$286,310

3.00%, 9/20/30(1)(2)	NZD	2,502	2,197,993

Total New Zealand			$2,484,303

Philippines — 1.3%

Republic of the Philippines, 6.25%, 1/14/36	PHP	34,000	$787,581

Total Philippines			$787,581

Romania — 0.8%

Romania Government International Bond, 3.375%, 1/28/50 (1)	EUR	405	$456,768

Total Romania			$456,768

Serbia — 6.1%

Serbia Treasury Bond, 5.875%, 2/8/28	RSD	316,610	$3,530,694

Total Serbia			$3,530,694

South Africa — 3.4%

Republic of South Africa, 10.50%, 12/21/26	ZAR	27,560	$1,978,366

Total South Africa			$1,978,366

South Korea — 3.4%

Korea Treasury Bond, 4.00%, 12/10/31	KRW	2,096,500	$2,008,624

Total South Korea			$2,008,624

19	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Ukraine — 3.4%

Ukraine Government International Bond, 15.84%, 2/26/25	UAH	47,635	$1,963,872

Total Ukraine			$1,963,872

Total Sovereign Government Bonds (identified cost $28,700,067)			$28,972,174

U.S. Government Agency Mortgage-Backed Securities — 0.3%
Security		Principal Amount	Value

Federal National Mortgage Association:

3.971%, (COF + 1.78%) with maturity at 2035(3)		$170,597	$181,823

			$181,823

Total U.S. Government Agency Mortgage-Backed Securities (identified cost $170,628)			$181,823

Short-Term Investments — 36.4%

Sovereign Government Securities — 2.4%
Security		Principal Amount (000’s omitted)	Value

Egypt — 2.4%

Egypt Treasury Bill:

0.00%, 12/28/21	EGP	14,800	$928,403

0.00%, 1/11/22	EGP	7,775	484,225

Total Egypt			$1,412,628

Total Sovereign Government Securities (identified cost $1,407,318)			$1,412,628

U.S. Treasury Obligations — 33.9%
Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Bill:

0.00%, 11/04/21		$6,000	$5,999,985

0.00%, 12/02/21(5)		7,400	7,399,634

0.00%, 1/06/22		6,300	6,299,276

Total U.S. Treasury Obligations (identified cost $19,699,260)			$19,698,895

Affiliated Fund — 0.1%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.09%(6)	54,663	$54,663

Total Affiliated Fund (identified cost $54,663)		$54,663

Total Short-Term Investments (identified cost $21,161,241)		$21,166,186

Total Purchased Options — 0.0%(4) (identified cost $32,900)		$9,712

Total Investments — 90.2% (identified cost $52,227,854)		$52,423,078

Other Assets, Less Liabilities — 9.8%		$5,679,324

Net Assets — 100.0%		$58,102,402

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2021, the aggregate value of these securities is $10,359,492 or 17.8% of the Portfolio’s net assets.

(2)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(3)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at October 31, 2021.

(4)	Amount is less than 0.05%.

(5)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(6)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2021.

20	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Purchased Call Options — 0.0%(4)

Description	Counterparty	Notional Amount		Spread	Expiration Date	Value

2-year 10 Constant Maturity Swap Curve Cap	Bank of America, N.A.	USD	23,500,000	1.09%	1/4/23	$9,712

Total						$9,712

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

IDR	17,507,000,000	USD	1,224,163	11/2/21	$11,553

IDR	2,543,096,100	USD	177,645	11/2/21	1,857

IDR	1,500,600,000	USD	104,851	11/2/21	1,068

IDR	747,100,000	USD	52,240	11/2/21	493

IDR	12,890,645,625	USD	909,650	11/2/21	225

IDR	8,660,050,475	USD	611,111	11/2/21	151

IDR	108,507,199	USD	7,580	11/2/21	79

IDR	64,000,000	USD	4,472	11/2/21	46

IDR	919,607,199	USD	64,894	11/2/21	16

USD	915,789	IDR	12,890,645,625	11/2/21	5,915

USD	4,516	IDR	64,000,000	11/2/21	(1)

USD	7,657	IDR	108,507,199	11/2/21	(2)

USD	52,720	IDR	747,100,000	11/2/21	(13)

USD	105,892	IDR	1,500,600,000	11/2/21	(26)

USD	179,458	IDR	2,543,096,100	11/2/21	(44)

USD	64,830	IDR	919,607,199	11/2/21	(80)

USD	1,235,410	IDR	17,507,000,000	11/2/21	(305)

USD	610,508	IDR	8,660,050,475	11/2/21	(754)

USD	173,762	NZD	250,000	11/4/21	(5,384)

USD	293,379	NZD	422,101	11/4/21	(9,091)

USD	853,683	PHP	43,000,000	11/4/21	859

AUD	4,852,801	USD	3,545,845	11/12/21	104,837

AUD	1,319,448	USD	964,094	11/12/21	28,505

USD	873,072	AUD	1,194,876	11/12/21	(25,814)

USD	4,903,645	AUD	6,711,071	11/12/21	(144,982)

NZD	1,079,279	USD	762,996	11/22/21	10,209

USD	1,051,194	NZD	1,486,942	11/22/21	(14,065)

SEK	4,950,000	USD	566,767	11/29/21	9,740

EUR	201,730	USD	238,795	12/15/21	(5,353)

EUR	212,258	USD	251,257	12/15/21	(5,633)

EUR	367,641	USD	435,190	12/15/21	(9,756)

EUR	23,503,427	USD	27,821,828	12/15/21	(623,709)

RUB	107,000,000	USD	1,486,873	12/15/21	8,445

USD	4,616,566	EUR	3,900,000	12/15/21	103,494

USD	3,734,569	EUR	3,154,903	12/15/21	83,721

21	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	2,798,938	EUR	2,364,497	12/15/21	$62,746

USD	2,462,729	EUR	2,080,473	12/15/21	55,209

USD	2,203,576	EUR	1,861,545	12/15/21	49,400

USD	1,250,737	EUR	1,056,602	12/15/21	28,039

USD	918,271	EUR	775,740	12/15/21	20,586

USD	912,535	EUR	770,895	12/15/21	20,457

USD	751,284	EUR	634,672	12/15/21	16,842

USD	4,085,040	EUR	3,530,000	12/15/21	131

USD	879,350	ZAR	13,418,611	12/22/21	6,360

USD	1,138,943	ZAR	17,334,150	1/6/22	13,432

SEK	24,900,000	USD	2,848,156	1/13/22	54,703

IDR	919,607,199	USD	64,362	1/18/22	(242)

IDR	8,660,050,475	USD	606,107	1/18/22	(2,282)

USD	779,405	IDR	11,059,755,300	1/21/22	8,518

KRW	556,618,900	USD	474,023	1/24/22	(968)

JPY	869,816,581	USD	7,660,815	1/27/22	(20,897)

NZD	364,515	USD	260,217	1/27/22	598

USD	2,180,672	NZD	3,054,719	1/27/22	(5,010)

					$(166,177)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	522,778	PLN	2,400,000	UBS AG	11/4/21	$2,808	$—

PLN	1,805,457	EUR	395,599	Bank of America, N.A.	11/4/21	—	(4,803)

PLN	1,155,493	EUR	253,325	Standard Chartered Bank	11/4/21	—	(3,237)

PLN	1,505,953	EUR	330,100	Standard Chartered Bank	11/4/21	—	(4,153)

PLN	2,166,549	EUR	474,672	Standard Chartered Bank	11/4/21	—	(5,709)

PLN	2,166,548	EUR	475,078	Standard Chartered Bank	11/4/21	—	(6,178)

EUR	74,848	USD	86,559	Standard Chartered Bank	11/5/21	—	(30)

EUR	77,652	USD	90,006	Standard Chartered Bank	11/5/21	—	(235)

EUR	83,409	USD	96,735	Standard Chartered Bank	11/5/21	—	(308)

EUR	45,755	USD	53,253	Standard Chartered Bank	11/5/21	—	(357)

EUR	93,482	USD	108,962	Standard Chartered Bank	11/5/21	—	(890)

USD	1,469,995	EUR	1,265,000	Goldman Sachs International	11/5/21	7,570	—

CNH	20,000,000	USD	3,073,727	Bank of America, N.A.	11/10/21	45,791	—

USD	2,762,555	CNH	17,975,281	Bank of America, N.A.	11/10/21	—	(41,155)

USD	886,578	CNH	5,800,000	State Street Bank and Trust Company	11/10/21	—	(18,082)

CZK	26,000,000	EUR	1,021,694	Deutsche Bank AG	11/18/21	—	(11,332)

HUF	53,740,995	EUR	152,465	Citibank, N.A.	11/24/21	—	(3,843)

HUF	53,740,995	EUR	152,566	Citibank, N.A.	11/24/21	—	(3,961)

HUF	62,596,698	EUR	177,765	Citibank, N.A.	11/24/21	—	(4,680)

22	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

HUF	53,740,996	EUR	152,525	Goldman Sachs International	11/24/21	$—	$(3,913)

HUF	62,697,828	EUR	177,699	Goldman Sachs International	11/24/21	—	(4,279)

HUF	6,500,000	EUR	17,732	Citibank, N.A.	11/29/21	347	—

HUF	6,900,000	EUR	18,882	Citibank, N.A.	11/29/21	300	—

HUF	50,980,000	EUR	139,533	Standard Chartered Bank	11/29/21	2,192	—

HUF	13,990,000	EUR	38,328	Standard Chartered Bank	11/29/21	558	—

HUF	27,064,517	EUR	77,145	Citibank, N.A.	11/30/21	—	(2,391)

HUF	27,064,517	EUR	77,175	Goldman Sachs International	11/30/21	—	(2,427)

HUF	24,240,966	EUR	69,130	Standard Chartered Bank	11/30/21	—	(2,180)

HUF	45,742,488	EUR	126,607	Citibank, N.A.	1/3/22	7	—

SGD	4,670,000	USD	3,463,146	BNP Paribas	1/31/22	—	(1,337)

USD	504,270	SGD	680,000	BNP Paribas	1/31/22	195	—

						$59,768	$(125,480)

Non-deliverable Bond Forward Contracts*

Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Depreciation

11/23/21	COP	1,056,780	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	$280,630	$(5,975)

11/24/21	COP	972,810	Republic of Colombia, 6.00%, 4/28/28	Bank of America, N.A.	258,332	(5,648)

11/25/21	COP	309,900	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	82,295	(547)

11/26/21	COP	303,665	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	80,639	(1,089)

12/2/21	COP	1,056,780	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	280,630	—

1/3/22	COP	303,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	80,462	—

						$(13,259)

*	Represents a short-term forward contract to purchase the reference entity denominated in a non-deliverable foreign currency.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation

Interest Rate Futures

Euro-Buxl	(3)	Short	12/8/21	$(724,743)	$3,052

U.S. 5-Year Treasury Note	(2)	Short	12/31/21	(243,500)	3,484

U.S. 10-Year Treasury Note	(12)	Short	12/21/21	(1,568,437)	31,065

U.S. Long Treasury Bond	(1)	Short	12/21/21	(160,844)	2,445

					$40,046

23	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Centrally Cleared Inflation Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

EUR	200	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	$(6,464)

EUR	300	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	(9,255)

EUR	300	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	2.20% (pays upon termination)	10/15/36	(9,255)

EUR	200	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	12,685

EUR	300	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	19,027

EUR	300	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	2.29% (pays upon termination)	10/15/46	18,814

USD	400	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	10,310

USD	400	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	10,310

USD	500	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.75% (pays upon termination)	10/29/36	12,887

USD	400	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	(20,403)

USD	400	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	(20,659)

USD	400	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.62% (pays upon termination)	10/29/46	(20,403)

							$(2,406)

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

HICP	–	Harmonised Indices of Consumer Prices

24	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	5,838	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.42% (pays upon termination)	1/3/22	$6,864	$—	$6,864

BRL	46,281	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.44% (pays upon termination)	1/3/22	52,055	—	52,055

BRL	52,136	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.08% (pays upon termination)	1/3/22	(96,433)	—	(96,433)

CNY	24,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.76% (pays quarterly)	6/1/26	23,458	—	23,458

COP	1,017,300	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	16,977	—	16,977

COP	2,054,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	34,333	—	34,333

COP	480,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.48% (pays quarterly)	3/31/26	7,495	—	7,495

COP	514,400	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.56% (pays quarterly)	4/6/26	7,653	—	7,653

COP	129,500	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.83% (pays quarterly)	3/26/28	2,614	—	2,614

COP	181,400	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	3,688	—	3,688

COP	202,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	4,107	—	4,107

GBP	2,200	Receives	1-day Sterling Overnight Index Average (pays annually)	0.87% (pays annually)	10/15/26	25,926	(67)	25,859

KRW	2,892,000	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	1.77% (pays quarterly)	10/5/23	(14,194)	—	(14,194)

KRW	4,556,500	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	1.75% (pays quarterly)	10/5/23	(22,790)	—	(22,790)

KRW	6,626,500	Pays	3-month KRW Certificate of Deposit Rate (pays quarterly)	1.75% (pays quarterly)	10/5/23	(33,193)	—	(33,193)

MXN	27,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.11% (pays monthly)	5/5/25	(97,414)	—	(97,414)

25	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

MXN	17,600	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.72% (pays monthly)	9/14/26	$28,691	$—	$28,691

MXN	24,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.70% (pays monthly)	10/3/29	(62,959)	—	(62,959)

THB	70,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.37% (pays semi-annually)	10/17/29	(41,899)	—	(41,899)

USD	200	Receives	3-month USD-LIBOR (pays quarterly)	0.92% (pays semi-annually)	6/30/50	37,453	—	37,453

ZAR	12,600	Receives	3-month ZAR JIBAR (pays quarterly)	6.38% (pays quarterly)	12/15/26	21,205	—	21,205

Total						$(96,363)	$(67)	$(96,430)

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation

Citibank, N.A.	MYR	4,700	Receives	3-month MYR KLIBOR (pays quarterly)	2.93% (pays quarterly)	10/12/26	$6,651
JPMorgan Chase Bank, N.A.	RUB	36,300	Receives	3-month Moscow Prime Offered Rate (pays quarterly)	8.73% (pays annually)	12/15/26	3,689

Total							$10,340

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Depreciation

Brazil	$2,605	1.00% (pays quarterly)(1)	12/20/26	2.45%	$(178,308)	$155,724	$(22,584)

Brazil	651	1.00% (pays quarterly)(1)	12/20/26	0.89	4,381	(7,977)	(3,596)

Colombia	689	1.00% (pays quarterly)(1)	12/20/26	1.62	(20,116)	13,951	(6,165)

Greece	2,920	1.00% (pays quarterly)(1)	12/20/26	0.87	22,505	(28,853)	(6,348)

26	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Centrally Cleared Credit Default Swaps — Sell Protection (continued)

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Depreciation

Mexico	$689	1.00% (pays quarterly)(1)	12/20/26	1.03%	$(385)	$(1,706)	$(2,091)

Total	$7,554				$(171,923)	$131,139	$(40,784)

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Vietnam	Barclays Bank PLC	$700	1.00% (pays quarterly)(1)	12/20/26	1.03%	$ (383)	$(859)	$(1,242)

Vietnam	Goldman Sachs International	300	1.00% (pays quarterly)(1)	6/20/24	0.57	3,738	(2,361)	1,377

Vietnam	Goldman Sachs International	200	1.00% (pays quarterly)(1)	12/20/26	1.03	(104)	(320)	(424)

Total		$1,200				$3,251	$(3,540)	$(289)

*

If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2021, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $8,754,000.

**

The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

27	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Portfolio of Investments — continued

Abbreviations:

COF	–	Cost of Funds 11th District

Currency Abbreviations:

AUD	–	Australian Dollar

BRL	–	Brazilian Real

CNH	–	Yuan Renminbi Offshore

CNY	–	Yuan Renminbi

COP	–	Colombian Peso

CZK	–	Czech Koruna

EGP	–	Egyptian Pound

EUR	–	Euro

GBP	–	British Pound Sterling

HUF	–	Hungarian Forint

IDR	–	Indonesian Rupiah

ISK	–	Icelandic Krona

JPY	–	Japanese Yen

KRW	–	South Korean Won

MXN	–	Mexican Peso

MYR	–	Malaysian Ringgit

NZD	–	New Zealand Dollar

PHP	–	Philippine Peso

PLN	–	Polish Zloty

RSD	–	Serbian Dinar

RUB	–	Russian Ruble

SEK	–	Swedish Krona

SGD	–	Singapore Dollar

THB	–	Thai Baht

UAH	–	Ukrainian Hryvnia

USD	–	United States Dollar

ZAR	–	South African Rand

28	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Statement of Assets and Liabilities

Assets	October 31, 2021

Unaffiliated investments, at value (identified cost, $52,173,191)	$52,368,415

Affiliated investment, at value (identified cost, $54,663)	54,663

Cash	13,121

Deposits for derivatives collateral —

Financial futures contracts	46,223

Centrally cleared derivatives	3,440,427

Foreign currency, at value (identified cost, $787,798)	825,263

Interest receivable	576,614

Dividends receivable from affiliated investment	41

Receivable for investments sold	1,197,803

Receivable for variation margin on open financial futures contracts	293

Receivable for open forward foreign currency exchange contracts	59,768

Receivable for open swap contracts	11,717

Upfront payments on open non-centrally cleared swap contracts	3,540

Receivable from affiliate	7,974

Total assets	$58,605,862

Liabilities

Payable for investments purchased	$30,901

Payable for variation margin on open centrally cleared derivatives	105,963

Payable for open forward foreign currency exchange contracts	125,480

Payable for open swap contracts	1,666

Payable for closed swap contracts	11,456

Payable for open non-deliverable bond forward contracts	13,259

Payable to affiliates:

Investment adviser fee	24,898

Trustees’ fees	281

Accrued foreign capital gains taxes	7,888

Accrued expenses	181,668

Total liabilities	$503,460

Net Assets applicable to investors’ interest in Portfolio	$58,102,402

29	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Statement of Operations

Investment Income	Year Ended October 31, 2021

Interest (net of foreign taxes, $100,473)	$1,528,846

Dividends from affiliated investment	2,326

Total investment income	$1,531,172

Expenses

Investment adviser fee	$298,124

Trustees’ fees and expenses	3,368

Custodian fee	142,738

Legal and accounting services	74,857

Interest expense	3,420

Miscellaneous	9,909

Total expenses	$532,416

Deduct —

Allocation of expenses to affiliate	$111,622

Total expense reductions	$111,622

Net expenses	$420,794

Net investment income	$1,110,378

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $7,890)	$(33,120)

Investment transactions — affiliated investment	(9)

Financial futures contracts	43,682

Swap contracts	530,885

Foreign currency transactions	(17,502)

Forward foreign currency exchange contracts	(103,803)

Non-deliverable bond forward contracts	(187,570)

Net realized gain	$232,563

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $2,377)	$(184,544)

Financial futures contracts	36,312

Swap contracts	(609,058)

Foreign currency	28,847

Forward foreign currency exchange contracts	(742,289)

Non-deliverable bond forward contracts	(13,259)

Net change in unrealized appreciation (depreciation)	$(1,483,991)

Net realized and unrealized loss	$(1,251,428)

Net decrease in net assets from operations	$(141,050)

30	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$1,110,378	$1,600,727

Net realized gain	232,563	1,038,904

Net change in unrealized appreciation (depreciation)	(1,483,991)	703,531

Net increase (decrease) in net assets from operations	$(141,050)	$3,343,162

Capital transactions —

Contributions	$8,877,399	$4,269,625

Withdrawals	(7,801,173)	(35,089,833)

Net increase (decrease) in net assets from capital transactions	$1,076,226	$(30,820,208)

Net increase (decrease) in net assets	$935,176	$(27,477,046)

Net Assets

At beginning of year	$57,167,226	$84,644,272

At end of year	$58,102,402	$57,167,226

31	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Financial Highlights

	Year Ended October 31,
Ratios/Supplemental Data	2021		2020		2019		2018		2017

Ratios (as a percentage of average daily net assets):

Expenses	0.71	%(1)(2)	0.71	%(1)(2)	0.81	%(1)(2)	0.81	%(1)(2)	0.80	%(2)

Net investment income	1.86%		2.48%		3.73%		3.81%		3.02%

Portfolio Turnover	102	%(3)	88	%(3)	92%		23%		29%

Total Return	(0.08	)%(2)	6.04	%(2)	5.92	%(2)	(2.28	)%(2)	9.09	%(2)

Net assets, end of year (000’s omitted)	$58,102		$57,167		$84,644		$95,163		$102,912

(1)	Includes interest expense of 0.01% of average daily net assets for each of the years ended October 31, 2021, 2020, 2019 and 2018.

(2)

The investment adviser reimbursed certain operating expenses (equal to 0.19%, 0.16%, 0.09%, 0.11% and 0.13% of average daily net assets for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(3)	Includes the effect of To-Be-Announced (TBA) transactions.

32	See Notes to Financial Statements.

International Income Portfolio

October 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

International Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2021, Eaton Vance Global Bond Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on

33

International Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of October 31, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio

34

International Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

K  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, if any (which are amortized over the life of the swap contract), are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

L  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the underlying value of the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.

M  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 8. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

N  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Portfolio will realize a gain or loss on investments based on the price established when the Portfolio entered into the commitment.

35

International Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. The Portfolio’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Portfolio’s investment advisory agreement and related fee reduction agreement with BMR in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of average daily net assets as follows and is payable monthly:

Average Daily Net Assets	Annual Fee Rate

Up to $1 billion	0.500%

$1 billion but less than $2.5 billion	0.475%

$2.5 billion but less than $5 billion	0.455%

$5 billion and over	0.440%

For the year ended October 31, 2021, the Portfolio’s investment adviser fee amounted to $298,124 or 0.500% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $111,622 of the Portfolio’s operating expenses for the year ended October 31, 2021. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities, paydowns and TBA transactions, for the year ended October 31, 2021 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$23,638,850	$19,620,566

U.S. Government and Agency Securities	9,280,078	12,359,365

	$32,918,928	$31,979,931

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at October 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$53,271,743

Gross unrealized appreciation	$448,691

Gross unrealized depreciation	(1,245,852)

Net unrealized depreciation	$(797,161)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these

36

International Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2021 is included in the Portfolio of Investments. At October 31, 2021, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase or sale of securities.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps, inflation swaps and options contracts to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $139,226. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $180,091 at October 31, 2021.

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

37

International Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2021 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—	$—	$9,712	$9,712

Not applicable	26,886 *	708,234 *	396,598 *	1,131,718

Receivable for open forward foreign currency exchange contracts	—	59,768	—	59,768

Receivable for open swap contracts; Upfront payments on open non-centrally cleared swap contracts	3,738	—	10,340	14,078

Total Asset Derivatives	$30,624	$768,002	$416,650	$1,215,276

Derivatives not subject to master netting or similar agreements	$26,886	$708,234	$396,598	$1,131,718

Total Asset Derivatives subject to master netting or similar agreements	$3,738	$59,768	$20,052	$83,558

	Credit	Foreign Exchange	Interest Rate	Total

Not applicable	$(198,809)*	$(874,411)*	$(455,321)*	$(1,528,541)

Payable for open forward foreign currency exchange contracts	—	(125,480)	—	(125,480)

Payable for open swap contracts; Upfront payments on open non-centrally cleared swap contracts	(487)	—	—	(487)

Payable for open non-deliverable bond forward contracts	—	—	(13,259)	(13,259)

Total Liability Derivatives	$(199,296)	$(999,891)	$(468,580)	$(1,667,767)

Derivatives not subject to master netting or similar agreements	$(198,809)	$(874,411)	$(455,321)	$(1,528,541)

Total Liability Derivatives subject to master netting or similar agreements	$(487)	$(125,480)	$(13,259)	$(139,226)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared derivatives, as applicable.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of October 31, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$55,503	$(55,503)	$—	$—	$—

BNP Paribas	195	(195)	—	—	—

Citibank, N.A.	7,305	(7,305)	—	—	—

Goldman Sachs International	11,308	(11,270)	—	—	38

JPMorgan Chase Bank, N.A.	3,689	—	—	—	3,689

Standard Chartered Bank	2,750	(2,750)	—	—	—

UBS AG	2,808	—	—	—	2,808

	$83,558	$(77,023)	$—	$—	$6,535

38

International Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(58,670)	$55,503	$—	$—	$(3,167)

Barclays Bank PLC	(383)	—	—	—	(383)

BNP Paribas	(1,337)	195	—	—	(1,142)

Citibank, N.A.	(14,875)	7,305	7,570	—	—

Deutsche Bank AG	(11,332)	—	—	—	(11,332)

Goldman Sachs International	(11,270)	11,270	—	—	—

Standard Chartered Bank	(23,277)	2,750	—	—	(20,527)

State Street Bank and Trust Company	(18,082)	—	—	—	(18,082)

	$(139,226)	$77,023	$7,570	$—	$(54,633)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2021 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Financial futures contracts	$—	$—	$43,682	$43,682

Swap contracts	293,896	216,534	20,455	530,885

Forward foreign currency exchange contracts	—	(103,803)	—	(103,803)

Non-deliverable bond forward contracts	—	—	(187,570)	(187,570)

Total	$293,896	$112,731	$(123,433)	$283,194

Change in unrealized appreciation (depreciation) —

Investments	$—	$—	$(23,188)	$(23,188)

Financial futures contracts	—	—	36,312	36,312

Swap contracts	(100,970)	—	(508,088)	(609,058)

Forward foreign currency exchange contracts	—	(742,289)	—	(742,289)

Non-deliverable bond forward contracts	—	—	(13,259)	(13,259)

Total	$(100,970)	$(742,289)	$(508,223)	$(1,351,482)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended October 31, 2021, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts	Non-deliverable Bond Forward Contracts	Purchased Call Options

$3,072,000	$128,020,000	$40,312,000	$1,107,000	$18,077,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

39

International Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 25, 2022. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2021, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2021.

7  Investments in Affiliated Funds

At October 31, 2021, the value of the Portfolio’s investment in affiliated funds was $54,663, which represents 0.1% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended October 31, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$3,099,970	$37,584,701	$(40,629,999)	$(9)	$—	$54,663	$2,326	54,663

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

40

International Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

At October 31, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Corporate Bonds	$—	$2,093,183	$—	$2,093,183

Sovereign Government Bonds	—	28,972,174	—	28,972,174

U.S. Government Agency Mortgage-Backed Securities	—	181,823	—	181,823

Short-Term Investments —

Sovereign Government Securities	—	1,412,628	—	1,412,628

U.S. Treasury Obligations	—	19,698,895	—	19,698,895

Affiliated Fund	—	54,663	—	54,663

Purchased Call Options	—	9,712	—	9,712

Total Investments	$—	$52,423,078	$—	$52,423,078

Forward Foreign Currency Exchange Contracts	$—	$768,002	$—	$768,002

Futures Contracts	40,046	—	—	40,046

Swap Contracts	—	397,516	—	397,516

Total	$40,046	$53,588,596	$—	$53,628,642

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(999,891)	$—	$(999,891)

Non-deliverable Bond Forward Contracts	—	(13,259)	—	(13,259)

Swap Contracts	—	(654,617)	—	(654,617)

Total	$—	$(1,667,767)	$—	$(1,667,767)

9  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

LIBOR Transition Risk

Certain instruments held by the Portfolio may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to

41

International Income Portfolio

October 31, 2021

Notes to Financial Statements — continued

determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

42

International Income Portfolio

October 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of International Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of International Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

43

Eaton Vance

Global Bond Fund

October 31, 2021

Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.

At a meeting of the Fund’s Board of Trustees/Directors on June 8, 2021, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

44

Eaton Vance

Global Bond Fund

October 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and International Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 138 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 137 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 137 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust and Portfolio, and his former position with EVC, which was an affiliate of the Trust and Portfolio prior to March 1, 2021.

Other Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Trustee	2021 (Chairperson) and 2014 (Trustee)	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

45

Eaton Vance

Global Bond Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Trustee	2018

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Trustee	2016

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

46

Eaton Vance

Global Bond Fund

October 31, 2021

Management and Organization — continued

Name and Year of Birth	Trust/Portfolio Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

47

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

48

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎   buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

49

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

50

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of International Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Bond Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3042    10.31.21

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman, William H. Park and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm). Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2020 and October 31, 2021 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/20	10/31/21
Audit Fees	$57,678	$56,700
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$17,682	$17,682
All Other Fees(3)	$0	$0

Total	$75,360	$74,382

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2020 and October 31, 2021; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/20	10/31/21
Registrant	$17,682	$17,682
Eaton Vance(1)	$51,800	$51,800
(1)	Certain subsidiaries of Morgan Stanley provide ongoing services to the registrant.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

International Income Portfolio

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	December 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 23, 2021

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	December 23, 2021